Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The components of the provision for income taxes for the years ended December 31 follows:

	2015	2014	2013
Current:
Federal	$337.6	$328.1	$289.6
State	38.4	39.7	35.3
Deferred:
Federal	91.5	(13.3)	16.3
State	25.2	7.5	(12.5)
State deferred benefit - change in valuation allowance	(10.5)	(3.2)	(42.3)
Uncertain tax positions and interest, and other	(36.7)	(21.4)	(24.3)
Provision for income taxes	$445.5	$337.4	$262.1

The reconciliations of the statutory federal income tax rate to our effective tax rate for the years ended December 31 follows:

	2015	2014	2013
Federal statutory rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	4.3	3.0	3.1
Change in valuation allowance	(0.9)	(0.4)	(5.0)
Non-deductible expenses	0.6	0.9	1.0
Uncertain tax position taxes and interest	(1.5)	(0.4)	(1.8)
Other, net	(0.2)	—	(1.5)
Effective income tax rate	37.3%	38.1%	30.8%

Our 2015 effective tax rate was favorably impacted by $17.4 million due to the resolution of outstanding tax matters in various states and Puerto Rico.
Our 2014 effective tax rate was favorably impacted by $5.1 million due to the realization of tax credits and lower state rates due to changes in estimates.
Our 2013 effective tax rate was favorably impacted by approximately $42 million for adjustments to our valuation allowance, primarily due to the determination that it was more likely than not the Company would be able to realize certain state loss carryforwards. In addition, our 2013 effective tax rate was favorably impacted by approximately $14 million due to a settlement for tax years 2009 to 2010 with the Internal Revenue Service appeals division and the Joint Committee of Taxation. Lastly, our 2013 effective tax rate was favorably impacted by the realization of tax credits and lower state rates due to changes in estimates of $9.6 million.
The components of the net deferred income tax asset and liability as of December 31 follow:

	2015	2014
Deferred tax liabilities relating to:
Differences between book and tax basis of property	$(1,050.9)	$(982.6)
Difference between book and tax basis of intangible assets	(713.4)	(704.8)
Basis difference due to redemption of partnership interests	(128.9)	(129.1)
Total liabilities	$(1,893.2)	$(1,816.5)
Deferred tax assets relating to:
Environmental reserves	$461.7	$438.6
Accruals not currently deductible	210.8	207.9
Net operating loss carryforwards	103.5	124.9
Difference between book and tax basis of other assets	71.3	113.0
Deferred taxes on uncertain tax positions	9.8	14.7
Other	5.0	0.4
Total assets	862.1	899.5
Valuation allowance	(63.7)	(73.9)
Net deferred tax asset	798.4	825.6
Net deferred tax liabilities	$(1,094.8)	$(990.9)

Changes in the deferred tax valuation allowance for the years ended December 31 follow:

	2015	2014	2013
Valuation allowance, beginning of year	$73.9	$76.9	$124.8
Additions charged to income	0.3	0.2	0.1
Deferred tax assets realized or written-off	(10.5)	(3.2)	(42.3)
Other, net	—	—	(5.7)
Valuation allowance, end of year	$63.7	$73.9	$76.9

We have deferred tax assets related to state net operating loss carryforwards. We provide a partial valuation allowance due to uncertainty surrounding the future utilization of these carryforwards in the taxing jurisdictions where the loss carryforwards exist. When determining the need for a valuation allowance, we consider all positive and negative evidence, including recent financial results, scheduled reversals of deferred tax liabilities, projected future taxable income and tax planning strategies. The weight given to the positive and negative evidence is commensurate with the extent such evidence can be objectively verified. We adjust the valuation allowance in the period management determines it is more likely than not that deferred tax assets will or will not be realized.
During 2015, we completed a tax restructuring between two of our subsidiaries that possess the majority of our state loss carryforwards. This resulted in a reduction to the valuation allowance of $10.2 million. This reduction was offset by a corresponding decrease to our deferred tax asset related to those same state loss carryforwards.
During the year ended December 31, 2013, we determined that it is more likely than not that we would realize a portion of our deferred tax asset related to certain state loss carryforwards. Most of these loss carryforwards were attributable to a specific subsidiary for which we had historically provided a valuation allowance due to uncertainty surrounding the future utilization of these carryforwards in the taxing jurisdictions where the loss carryforwards existed. Evaluating both positive and negative evidence, and most notably, the exit by the specific subsidiary from a cumulative loss position, we determined it was more likely than not that a portion of these loss carryforwards would be realized. This resulted in a reduction to our valuation allowance of approximately $44 million for the year ended December 31, 2013.
Substantially all of our valuation allowance is associated with state loss carryforwards. The realization of our deferred tax asset for state loss carryforwards ultimately depends upon the existence of sufficient taxable income in the appropriate state taxing jurisdictions in future periods. We continue to regularly monitor both positive and negative evidence in determining the ongoing need for a valuation allowance.
We have deferred tax assets related to state net operating loss carryforwards with an estimated tax effect of $100.9 million available as of December 31, 2015. These state net operating loss carryforwards expire at various times between 2016 and 2035. We believe that it is more likely than not that the benefit from some of our state net operating loss carryforwards will not be realized due to limitations on these loss carryforwards in certain states. In recognition of this risk, as of December 31, 2015, we have provided a valuation allowance of $61.0 million. Also as of December 31, 2015, we have provided a valuation allowance of $2.7 million for certain other deferred tax assets.
Deferred income taxes have not been provided on the undistributed earnings of our Puerto Rican subsidiaries of approximately $49 million as of December 31, 2015 as such earnings are considered to be permanently reinvested. This amount would become taxable upon a repatriation of assets or a sale or liquidation of the subsidiaries. If such an event were to occur, we would incur approximately $17 million of federal income taxes.
We made income tax payments (net of refunds received) of approximately $321 million, $382 million and $288 million for 2015, 2014 and 2013, respectively.
Income taxes paid in 2015 reflect the favorable tax depreciation provisions of the Protecting Americans from Tax Hikes Act signed into law in December 2015. This legislation extends bonus depreciation for property placed in service through 2019. Bonus depreciation for assets placed in service in 2015 to 2017 is 50% and later decreases to 40% in 2018 and 30% in 2019.
Income taxes paid in 2014 reflect the favorable tax depreciation provisions of the Tax Increase Protection Act of 2014, signed into law in December 2014. This legislation extended 50% bonus depreciation for property placed in service during 2014.
Income taxes paid in 2013 reflect the favorable tax depreciation provisions of the American Tax Relief Act of 2012 signed into law in January 2013. This legislation extended 50% bonus depreciation for property placed in service during 2013.
We are subject to income tax in the United States and Puerto Rico, as well as income tax in multiple state jurisdictions. Our compliance with income tax rules and regulations is periodically audited by tax authorities. These authorities may challenge the positions taken in our tax filings. Thus, to provide for certain potential tax exposures, we maintain liabilities for uncertain tax positions for our estimate of the final outcome of the examinations. Our federal statute of limitations is closed for all years prior to 2012. We are currently under state examination or administrative review in various jurisdictions for tax years 2003 to 2013.
The following table summarizes the activity in our gross unrecognized tax benefits for the years ended December 31:

	2015	2014	2013
Balance at beginning of year	$70.1	$72.0	$84.7
Additions based on tax positions related to current year	0.2	0.8	0.3
Additions for tax positions of prior years	1.4	5.0	11.4
Reductions for tax positions of prior years	(10.2)	(6.0)	(2.4)
Reductions for tax positions resulting from lapse of statute of limitations	(0.6)	(0.2)	(1.3)
Settlements	(13.9)	(1.5)	(20.7)
Balance at end of year	$47.0	$70.1	$72.0

During 2015, we settled tax matters in various states and Puerto Rico which reduced our gross unrecognized tax benefits by $13.9 million.
During 2014, we settled tax matters in various jurisdictions and reduced our gross unrecognized tax benefits by $1.5 million.
During 2013, we settled with the IRS appeals division and the Joint Committee on Taxation our 2009 and 2010 tax years. The resolution of these tax periods in addition to various state tax resolutions during the year reduced our gross unrecognized tax benefits by $20.7 million.
Included in our gross unrecognized tax benefits as of December 31, 2015 and 2014 are $30.5 million and $45.6 million of unrecognized tax benefits (net of the federal benefit on state matters) that, if recognized, would affect our effective income tax rate in future periods.
We recognize interest and penalties as incurred within the provision for income taxes in our consolidated statements of income. Related to the unrecognized tax benefits previously noted, we recorded interest expense of approximately $1.2 million during 2015 and, in total as of December 31, 2015, have recognized a liability for penalties of $0.5 million and interest of $10.3 million.
During 2014, we accrued interest of approximately $1.5 million and, in total as of December 31, 2014, had recognized a liability for penalties of $0.5 million and interest of $18.7 million. During 2013, we accrued interest of approximately $1.2 million and, in total as of December 31, 2013, had recognized a liability for penalties of $0.5 million and interest of $17.0 million.
Gross unrecognized benefits that we expect to settle in the following twelve months are in the range of $0 to $10 million; however, it is reasonably possible that the amount of unrecognized tax benefits may either increase or decrease in the next twelve months.
We are currently under examination or administrative review by state and local taxing authorities for various tax years. These state audits are ongoing.
We believe the recorded liabilities for uncertain tax positions are adequate. However, a significant assessment against us in excess of the liabilities recorded could have a material adverse effect on our consolidated financial position, results of operations or cash flows.